UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported) September 14, 2006

RENT-WAY, INC.

(Exact Name of Registrant as Specified in Its Charter)

PENNSYLVANIA

(State or Other Jurisdiction of Incorporation)

0-22026                               25-1407782

(Commission File Number)              (IRS Employer Identification No.)

One RentWay Place, Erie, Pennsylvania      16505

(Address of Principal Executive Offices)      (Zip Code)

(814) 455-5378

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

        On September 14, 2006, Rent-Way, Inc. (“Rent-Way”) and Rent-A-Center, Inc. (“RAC”) issued a joint press release announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the proposed acquisition of Rent-Way by an indirect wholly-owned subsidiary of RAC, expired on September 13, 2006. The joint press release is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)     Exhibits.

          99.1 Press release dated September 14, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rent-Way, Inc.

Dated: September 14, 2006

    /s/ John A. Lombardi
_________________________________
Name:    John A. Lombardi
Title:    Senior Vice President and CFO

EXHIBIT INDEX

Exhibit Number           Description

99.1                                           Press release dated September 14, 2006.